UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 9, 2020

                       PURE HARVEST CANNABIS GROUP, INC.
                  --------------------------------------------
                (Name of registrant as specified in its charter)

      Colorado                 333-212055                    71-0942431
---------------------     ------------------     ------------------------------
State of Incorporation    Commission File No.    IRS Employer Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                           --------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                              --------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class   Trading Symbol   Name of each exchange on which registered
-------------------   --------------   -----------------------------------------
       None                N/A                         N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

3

Item 5.03   Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
            Year.

     On June 9, 2020 the Company's directors amended the Company's Bylaws with the addition of a new Article XI.


Item 9.01   Financial Statements and Exhibits.

Exhibit     Description

3(ii)       Article XI to Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 9, 2020

                                   PURE HARVEST CANNABIS GROUP, INC.


                                   By: /s/ Matthew Gregarek
                                       ----------------------------
                                       Matthew Gregarek
                                       Chief Executive Officer